                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 2001

Seeking maximum
appreciation of
investors' capital

KEMPER SMALL CAPITALIZATION
EQUITY FUND

                                           "We faced one of the most challenging
                                              market environments in more than a
                                             generation, and we repositioned the
                                                     fund to weather the storm."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

6
PERFORMANCE UPDATE

8
TERMS TO KNOW

9
INDUSTRY SECTORS

10
LARGEST HOLDINGS

11
PORTFOLIO OF INVESTMENTS

16
FINANCIAL STATEMENTS

19
FINANCIAL HIGHLIGHTS

21
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

 KEMPER SMALL CAPITALIZATION EQUITY
 FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                       KEMPER SMALL                KEMPER SMALL
                                                   CAPITALIZATION EQUITY       CAPITALIZATION EQUITY       LIPPER MID-CAP GROWTH
KEMPER SMALL CAPITALIZATION EQUITY FUND CLASS A        FUND CLASS B                FUND CLASS C           FUNDS CATEGORY AVERAGE*
-----------------------------------------------    ---------------------       ---------------------      -----------------------
-46.32                                                    -46.51                      -46.67                      -39.93

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

INVESTMENT BY THE FUND IN SMALL COMPANIES PRESENTS GREATER RISK THAN INVESTMENT IN LARGER, MORE ESTABLISHED COMPANIES.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    3/31/01   9/30/00
 .........................................................
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS A              $3.82     $9.10
 .........................................................
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS B              $3.37     $8.29
 .........................................................
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS C              $3.43     $8.39
 .........................................................

 KEMPER SMALL CAPITALIZATION EQUITY
 FUND LIPPER RANKINGS AS OF 3/31/01*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER MID-CAP GROWTH FUNDS CATEGORY

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR                  #276 of               #278 of               #277 of
                           360 funds             360 funds             360 funds
 ..........................................................................................
    5-YEAR                  #117 of               #121 of               #119 of
                           133 funds             133 funds             133 funds
 ..........................................................................................
    10-YEAR                  #33 of                 n/a                   n/a
                            38 funds
 ..........................................................................................

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD, KEMPER SMALL CAPITALIZATION EQUITY FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                             LONG-TERM      SHORT-TERM
                            CAPITAL GAIN   CAPITAL GAIN
 ...........................................................
    KEMPER SMALL
    CAPITALIZATION EQUITY
    FUND CLASS A               $1.035         $0.285
 ...........................................................
    KEMPER SMALL
    CAPITALIZATION EQUITY
    FUND CLASS B               $1.035         $0.285
 ...........................................................
    KEMPER SMALL
    CAPITALIZATION EQUITY
    FUND CLASS C               $1.035         $0.285
 ...........................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE
                           BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF
                           RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE
                           FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A
                           LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S
                           MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS
                           ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. MORNINGSTAR HAS PLACED KEMPER SMALL
                           CAPITALIZATION EQUITY FUND IN THE MID-CAP GROWTH
                           CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.


DEAR SHAREHOLDER:

Just one year ago, the U.S. economy seemed to be on solid footing. Now, cracks have appeared virtually everywhere. Production and retail sales growth have plunged, profits have nose-dived, layoff announcements have soared and wealth has evaporated as a bear strides down Wall Street.

  U.S. economic growth ground almost to a halt during the winter, and there is little momentum heading into the spring. We have lowered our growth forecasts to just under 2 percent this year and a bit above 2 percent for 2002. That doesn't leave much of a cushion for anything to go wrong, and the chance of an outright recession is high -- about one in three.

  Naturally, the hunt is on for villains and scapegoats. The last decade's hero, Federal Reserve Board Chairman Alan Greenspan, risks becoming this year's flogging boy. Many believe he triggered the current economic slowdown and equity market drop by raising interest rates inappropriately. But our view is different: Greenspan should have tried harder to curb credit excesses and speculative imbalances early on, but he hardly created the euphoria single-handedly, and he is not solely responsible for the current malaise.

  For one idea of what did cause the current malaise, we only need look at the speed with which production and retail sales growth have headed south. Although it isn't unprecedented, big falloffs in sales and production do tend to set in motion a dangerous chain of events, one that very much increases the risks of recession.

  First, profits suffer. Not even the most trigger-happy, cost-cutting executive can save his bottom line in the short run when revenues dry up unexpectedly. And earnings disappointments for this cycle are flooding in. Fourth quarter 2000 Standard & Poor's (S&P) operating earnings were down 2 percent compared to a year ago, their first dip since 1998. More importantly, when CEOs confessed to missing their fourth quarter targets, they warned investors that the earnings outlook was bleak indeed. And the carnage is not confined to any particular sector. We agree that there is trouble ahead. We look for a 6.5 percent decline in S&P operating earnings this year, with profits not likely to touch bottom until early 2002.

  Profit shortfalls obviously force executives to curb capital spending, the second link in the chain. First, they have less money to bandy about. Second, why expand when you already have idle facilities? Factory operating rates have fallen to 78 percent, the lowest since the last recession. Services, such as advertising, have excesses, too. So we do think it's reasonable to expect declines in traditional capital goods, such as machine tools, trucks and office furniture. We've cut our capital spending estimate to around 3 percent for this year and next.

  Why have we forecast any capital spending growth at all? First, America has neglected its energy infrastructure, and now it is paying the price. Orders for energy generating capacity have catapulted, and natural gas exploration will mean soaring demand for pipelines, processing facilities and other equipment. Second, technology prices are falling again with a vengeance. That stimulates demand, especially since these products help save on labor, which is getting more expensive. Companies will probably try to hold the line on the dollars they spend for high-tech products for the next year or so, but we think the number of computers and storage devices they purchase will still go up.

  Still, despite our relative optimism that America is likely to avoid a capital spending bust, we doubt the country will soon return to the glory days of double-digit growth in either profits or investment. The equity market has taken this more sober outlook on board, and Wall Street is suffering its first bear market in over a decade.

  Bear markets are normally nothing to be afraid of, but the stock market has never been this big relative to the economy. At its peak last winter, equity market capitalization was 86 percent larger than gross domestic product (GDP), compared to 45 percent smaller in 1987. Wall Street matters more to the average family, too. Last winter, stocks comprised 27 percent of households' net worth, compared just 10 percent in 1987. The stocks Americans

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                            NOW(4/30/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                            ------------           ------------            ----------            -----------
10-year Treasury rate1                          5.10                   5.70                   6.00                   5.20
Prime rate2                                     7.75                   9.50                   9.00                   7.75
Inflation rate3*                                3.00                   3.50                   3.80                   1.70
The U.S. dollar4                                9.20                  11.30                   1.10                  -0.50
Capital goods orders5*                          1.70                  22.20                  13.30                   5.40
Industrial production 5*                        0.90                   6.10                   5.80                   3.70
Employment growth6                              0.50                   1.80                   2.50                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 3/31/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.



own are even worth more than the equity they have in their homes. That's why, despite a sharp rise in house prices last year, falling stock prices dealt the biggest blow to the household wealth in over 25 years.

  Can U.S. consumers shrug off the big losses? We don't think so. There are only so many Scrooges who pile up money just to count it. People have been saving little because they assumed their stock market gains would take care of their retirement. Many are already having second thoughts; hence the frugality during the Christmas shopping season and the falloff in consumer confidence. History tells us to expect much slower consumer spending when net worth is under pressure.

  So far, though, consumers haven't panicked. Vehicle sales ran at a fantastic rate of more than 17,000,000 annually during the opening months of the year (although we expect sales to slump once car makers cut back on incentives). Recreation spending is up sharply, especially at casinos and amusement parks. Folks are not eager to buy another personal computer, but they're still having a love affair with the Internet: Annualized spending on Internet service providers was $22 billion in the first two months of this year (the latest data available from the Bureau of Economic Analysis compared to less than $10 billion in the first two months of 2000.

  Despite these bright spots, we think businesses vying for a share of consumer wallets will find it tough going during the next couple of years. As long as we get a substantial tax cut -- and soon! -- shoppers will probably stay in the game. But we doubt overall consumption will rise much more than two percent for the next couple of years, as the damage the bear market has done sinks in.

  As the clouds gather over both capital spending and consumption, a little help from our friends would be most welcome. We're not likely to get much. Japan's economy is struggling. Smaller Asian nations are hurting from the rout in the electronics industry, among other things. Political problems have resurfaced in the largest economies in South America. And Europe is slowing down. This is not the stuff of vibrant export growth, and the surprisingly strong dollar has provided an additional headwind. Export volume actually declined in the final quarter of 2000, and we've trimmed this year's export growth estimate to 3 percent to 4 percent from the 7 percent to 8 percent we thought likely three months ago. With imports still pouring in, trade will likely be a drag on U.S. growth in 2001 and 2002, just as it has been every year since 1996.

  As virtually every part of the economy decelerates, it puts enormous strain on the credit markets, the final link

ECONOMIC OVERVIEW

in our chain and the one that holds everything together. The most recent boom encouraged virtually everyone to borrow. People expected profits and incomes to grow so fast that making future payments would be no problem.

  Now, falling profits and surging layoffs will test that optimism. There's little margin for error. Debt service now eats up 14.3 percent of families' after-tax income, an all time high. And non-financial companies have pushed their debt up to 64 percent of GDP, only a smidgen lower than during the junk bond heyday. Defaults are high.

  But consumers and non-financial businesses look downright conservative next to financial companies. In just the past six years, they've doubled their leverage -- from under $4 trillion to over $8 trillion, or nearly 85 percent of GDP. Most of this debt is backed by other debt, such as mortgage pools, asset-backed securities and other structured products. But that doesn't mean it's risk free. The math underlying the securities is complex, counter-parties to the transactions are legion and markets must be almost perfectly liquid to assure constant refunding. The whizzes who concocted this financial legerdemain had better hope they got their models right. So should the rest of us. Of all the risks that come from a slowing economy, a breakdown in the credit markets would have the greatest fallout of all.

  Economic slowdowns and bear markets are no fun whatsoever. They test a country's policymakers, businesspeople and citizens. So far, the evidence strongly suggests that all are keeping their heads and acting appropriately. If that continues to be the case -- as we expect it will -- the worst should be behind us sometime in the second half of the year. Until then, be careful out there.

Zurich Scudder Investments, Inc.

Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF APRIL 25, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A PROSPECTUS, DOWNLOAD ONE FROM WWW.SCUDDER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[CABRERA PHOTO]
LEAD PORTFOLIO MANAGER JESUS CABRERA HAS MORE THAN A DECADE OF INVESTMENT INDUSTRY EXPERIENCE, MUCH OF IT FOCUSED ON SMALL-CAP GROWTH INVESTING. HE IS SUPPORTED BY ZURICH SCUDDER INVESTMENTS, INC.'S LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND INVESTMENT SPECIALISTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


                             WE FACE INTENSE MARKET VOLATILITY AND SEVERE
                             WEAKNESS IN TECHNOLOGY STOCK AND HEALTH CARE STOCK. ENERGY REMAINED A BRIGHT SPOT.

Q     HOW DID KEMPER SMALL CAPITALIZATION EQUITY FUND PERFORM DURING THE SIX
MONTHS ENDED MARCH 31, 2001?

A     Kemper Small Capitalization Equity Fund lost 46.32 percent of its value
(Class A shares unadjusted for sales charges) for the first half of fiscal year 2001. We faced one of the most challenging market environments in more than a generation, and we repositioned the fund to weather the storm. Intense market volatility, a collapse among more-thinly-capitalized technology stocks and weakness in the health care sector -- an area that was a source of performance strength for the fund last year -- were part of a market tempest that tested the patience and commitment of investors.
  The fund's return was in line with the sharp setbacks faced by all types of growth stocks since September, as measured by unmanaged indices. The Russell 2000 Growth Index (small-cap stocks), the Russell MidCap Growth Index (mid-cap stocks) and the Russell 1000 (large-cap stocks) fell 32.33 percent, 42.50 percent and 37.78 percent, respectively, for the six-month period ended March 31, 2001. It was one of the worst six-month periods in the stock market's history.

Q     HOW DID SECURITIES WITHIN THE FUND'S PORTFOLIO PERFORM?

A     Nearly all types of small-cap and mid-cap growth stocks except energy stocks suffered substantial losses between September and March. Earnings expectations were sharply reduced for many companies, and while many of Kemper Small Capitalization Equity Fund's holdings did not face downward revisions in earnings estimates, investors indiscriminately bailed out of many solid companies purely out of fear. In our view, investors have hired us to remain fully invested, and so we focused on companies whose operations appeared strong enough to weather the economic slowdown and where earnings growth appeared to be sustainable.

 KEMPER SMALL CAPITALIZATION EQUITY FUND

 TOTAL RETURN BY SECTOR 9/30/00 TO 3/31/01

    ECONOMIC SECTOR                                               TOTAL RETURN
----------------------------------------------------------------------------------
    BASIC MATERIALS                                                  -19.08%
 ..................................................................................
    CAPITAL GOODS                                                    -24.07
 ..................................................................................
    COMMUNICATION SERVICES                                           -53.23
 ..................................................................................
    CONSUMER CYCLICALS                                                 0.69
 ..................................................................................
    CONSUMER STAPLES                                                  -7.11
 ..................................................................................
    ENERGY                                                            16.70
 ..................................................................................
    FINANCIALS                                                         5.18
 ..................................................................................
    HEALTH CARE                                                      -38.24
 ..................................................................................
    TECHNOLOGY                                                       -64.10
 ..................................................................................
    TRANSPORTATION                                                   -18.79
 ..................................................................................
    UTILITIES                                                         29.78
 ..................................................................................

SOURCE: ZURICH SCUDDER INVESTMENTS

PERFORMANCE UPDATE

  In the technology sector, we sought to preserve capital by selling some holdings that we thought were overvalued. Given the declines in technology, it has become much tougher for small companies, particularly Internet-related businesses, to secure financing and retain investor confidence. By focusing on well-run companies with well-defined business plans and a clear earnings outlook, we are attempting to manage the increased risks of investing in technology stocks. This approach was true of the fund's biotech holdings as well, where we emphasized firms such as Genzyme that have solid balance sheets and product lines.

Q     IS THE MIX OF SECURITIES IN THE PORTFOLIO MUCH DIFFERENT FROM WHAT IT WAS
ON SEPTEMBER 30?

A     At the start of the fund's fiscal year, nine of the fund's top 10 holdings were technology stocks. By March 31, 2001 four of the fund's 10 largest holdings were technology, and three were health care companies, complemented by an energy company, a financial services company and a telecommunication company. This mix reflects a reduction in Kemper Small Capitalization Equity Fund's technology stock holdings and a more than doubling of the fund's energy stock positioning and a significant increase in its health care sector weighting. Only three of September 30's top companies -- Biovail, Mercury Interactive and BEA
Systems -- were among our largest holdings as of March 31. Some of this change was the result of market decline, while some was the result of active stock selection and a weeding out of weak performers.

Q     KEMPER SMALL CAPITALIZATION EQUITY FUND HAS BEEN OPERATING SINCE 1969. HOW
DO CURRENT ECONOMIC AND MARKET CONDITIONS COMPARE WITH THOSE OF THE MID-1970S?

A     While the percentage magnitude of the decline of the unmanaged Nasdaq
Composite between September 2000 and March 2001 was as bad as that of the 1973-1974 period, the American economy is in far healthier shape and is far more diverse than it was back then. Yes, energy prices have soared as they did after the 1973 Arab oil embargo, but the nation's unemployment rate (4.3 percent as of March 31, 2001) is only about half of what it was during the 1973-1974 recession. A generation ago, inflation was much more of a problem than it is today, and the federal government was running a budget deficit. As of March 31, 2001, consumer prices do not appear to be growing at more than a 4 percent pace, and Washington has an ample budget surplus.

Q     HAS THE FUND'S INVESTMENT STRATEGY BEEN MODIFIED GIVEN THE MARKET
ENVIRONMENT?

A     We continue to focus on well-run companies with well-defined business plans, organizations that we believe can generate significant earnings. To meet the fund's investment criteria, we insist that a company have sustainable and consistent earnings-growth potential for a two- to three-year horizon. We favor firms with dominant or increasing market positions, niche players and those with innovative products, services or distribution strategies. After we analyze and project revenue and earnings growth along with the company's cash flow requirements, we will seek opportunities to buy a stock at the right price relative to its rate of earnings growth.

Q     MANY INVESTORS' PERSONAL UTILITY BILLS BALLOONED DURING THE SIX MONTHS
ENDED MARCH 31, 2001. HOW WELL DID THE FUND'S ENERGY STOCKS PERFORM?

A     We are pleased to report that energy was the portfolio's bright spot. The fund's 16.70 percent positive return in this sector for the six-month period ended March 31 was more than double the return of energy stocks in the Russell 2000 Growth Index and more than triple the return of energy stocks in the Russell Mid-Cap Growth Index. Our overweight portfolio positioning reflects a belief that relatively high energy prices are likely to continue. We think the natural gas price increases we've seen are going to stick for a couple of years. In our view, energy companies that are in exploration and production with a focus on gas -- such as Patina Oil & Gas, the fund's largest energy holding as of March 31, 2001 -- are going to do well.

PERFORMANCE UPDATE


Q     WHAT'S YOUR OUTLOOK FOR THE YEAR AHEAD?

A     Having navigated through an intense storm of volatility over the past six months, we believe the wind is now at our back. We believe the Federal Reserve Board's action to reduce interest rates by 200 basis points through mid-April has set the stage for the market's potential recovery. How long the recovery may take is unclear. Some of the small-cap high-flyers in the technology sector will never regain their former glory, but some stronger, better-capitalized companies will survive the current economic slowdown and will be well positioned to succeed over the long term.

  In our opinion, technology firms continue to offer the best long-term growth prospects, but investors need to be more selective and diversified than ever. For the five-year period ended March 31, 2001, more than 58 percent of technology stocks had negative average annual returns. Many of the ones that were down for this period were small-cap companies. We believe that makes a powerful argument for maintaining a diverse portfolio of small companies from many sectors through a mutual fund investment.

TERMS TO KNOW

BALANCE SHEET A condensed financial statement showing what a company owns, what it owes and the ownership interest in the company of its stockholders, at a certain time.

LIQUIDITY The ease with which a stock can be bought or sold. Due to higher recognition and a greater quantity of shares, large-cap stocks are typically more liquid than small-cap stocks. Reduced liquidity offers the potential of greater risk and return: investors who wish to sell a less liquid stock may have difficulty finding a buyer, but they may also be able to dictate a higher price if the stock is in demand.

MARKET CAPITALIZATION A measure of the size of a company that offers publicly traded stock, as determined by multiplying the current share price by the number of shares outstanding.

VOLATILITY The characteristic of a security, commodity or market to rise or fall sharply in price within a short period. A stock may be volatile due to uncertainty in the company, industry, market or economy. Compared with many other types of stocks, technology stocks are subject to a higher degree of volatility.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON MARCH 31, 2001, AND ON SEPTEMBER 30, 2000.
[BAR GRAPH]

                                                                KEMPER SMALL CAPITALIZATION        KEMPER SMALL CAPITALIZATION
                                                                   EQUITY FUND ON 3/31/01             EQUITY FUND ON 9/30/00
                                                                ---------------------------        ---------------------------
Technology                                                                 40.30                              66.70
Health care                                                                18.80                              13.10
Energy                                                                     17.10                               7.30
Consumer nondurables                                                        9.90                               4.60
Finance                                                                     5.70                               2.30
Other                                                                       2.10                               0.00
Capital goods                                                               1.80                               3.60
Utilities                                                                   1.80                               1.70
Communication services                                                      1.60                               0.60
Basic materials                                                             0.70                               0.10
Transportation                                                              0.20                               0.00

A COMPARISON WITH THE RUSSELL 2000 GROWTH INDEX*
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER SMALL CAPITALIZATION EQUITY FUND REPRESENTED ON MARCH 31, 2001, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 2000 GROWTH INDEX.
[BAR GRAPH]

                                                                KEMPER SMALL CAPITALIZATION        RUSSELL 2000 GROWTH INDEX ON
                                                                   EQUITY FUND ON 3/31/01                    3/31/01
                                                                ---------------------------        ----------------------------
Technology                                                                 40.30                              25.80
Health care                                                                18.80                              18.40
Energy                                                                     17.10                               6.70
Consumer nondurables                                                        9.90                              25.10
Finance                                                                     5.70                               8.00
Other                                                                       2.10                               0.00
Capital goods                                                               1.80                               8.90
Utilities                                                                   1.80                               0.20
Communication services                                                      1.60                               2.00
Basic materials                                                             0.70                               3.40
Transportation                                                              0.20                               1.50

* THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPRISING 2,000 OF THE SMALLEST GROWTH STOCKS (ON THE BASIS OF
  CAPITALIZATION) IN THE RUSSELL 3000 INDEX.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 24.0 percent of the fund's total portfolio on March 31, 2001.

             HOLDINGS                                                      PERCENT
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
1.           BIOVAIL              Biovail Corporation is a full-service      6.8%
                                  pharmaceutical company involved in the
                                  formulation, clinical testing,
                                  registration, manufacturing and
                                  marketing of oral controlled-release
                                  products. The company applies its drug
                                  delivery technologies to drug compounds
                                  to develop both branded and generic
                                  products, which are sold throughout
                                  North America.
----------------------------------------------------------------------------------
2.           MICROMUSE            Micromuse Inc. provides service-level      2.5%
                                  management software. The company's
                                  Netcool suite of applications is used
                                  by managed network service providers,
                                  Internet service providers,
                                  telecommunications firms and corporate
                                  enterprises worldwide.
----------------------------------------------------------------------------------
3.           BEA SYSTEMS          BEA Systems, Inc. provides e-commerce      2.3%
                                  infrastructure software. The company,
                                  along with its e-commerce transaction
                                  platform, provides consulting,
                                  education and support services that
                                  help companies launch e-commerce
                                  initiatives. BEA's systems are used in
                                  the commercial and investment banking,
                                  securities trading, telecommunications,
                                  airline, retail and manufacturing
                                  industries.
----------------------------------------------------------------------------------
4.           INVITROGEN           Invitrogen Corporation develops,           2.3%
                                  manufactures and markets tools in kit
                                  form and provides other research
                                  products and services to corporate,
                                  academic and government entities. The
                                  company also provides essential
                                  technologies needed by the
                                  biotechnology and biopharmaceutical
                                  communities. Invitrogen provides
                                  products primarily for molecular
                                  biology research.
----------------------------------------------------------------------------------
5.           MERCURY INTERACTIVE  Mercury Interactive Corporation and its    1.9%
                                  subsidiaries develop, market and
                                  support a suite of automated software
                                  testing solutions. The company's
                                  products provide functional testing,
                                  load testing and test process
                                  management. Mercury's tools address the
                                  range of quality needs for testing
                                  client/server, e-business, year 2000,
                                  euro and packaged applications.
----------------------------------------------------------------------------------
6.           COMVERSE TECHNOLOGY  Comverse Technology, Inc. designs,         1.8%
                                  manufactures, markets and supports
                                  computer and telecommunications systems
                                  and software for multimedia
                                  communications and information
                                  processing applications. The company's
                                  products are used in a variety of
                                  applications by fixed and wireless
                                  telephone network operators, government
                                  agencies, call centers and financial
                                  institutions.
----------------------------------------------------------------------------------
7.           PATINA OIL & GAS     Patina Oil & Gas Corporation, an           1.8%
                                  independent oil company, acquires,
                                  develops, exploits and produces oil and
                                  natural gas in the Wattenberg Field of
                                  Colorado.
----------------------------------------------------------------------------------
8.           CV THERAPEUTICS      CV Therapeutics, Inc. is a                 1.6%
                                  biopharmaceutical company that
                                  discovers and develops new small
                                  molecule drugs to treat cardiovascular
                                  disease. The company has drug
                                  candidates in clinical trials,
                                  including ranolazine, a potential
                                  treatment for angina. CV Therapeutics
                                  also has research and preclinical
                                  development programs designed to bring
                                  additional drug candidates into human
                                  clinical testing.
----------------------------------------------------------------------------------
9.           HELLER FINANCIAL     Heller Financial, Inc. provides an         1.5%
                                  array of commercial financial products
                                  and services. The company provides
                                  U.S.-based clients with cash flow
                                  financing, real estate financing,
                                  factoring and working capital loans,
                                  equipment financing and leasing,
                                  asset-based finance and equity
                                  investments. Heller also operates
                                  overseas.
----------------------------------------------------------------------------------
10.          GENZYME CORP.        Genzyme Corporation develops and           1.5%
                                  markets therapeutic and surgical
                                  products, as well as diagnostic
                                  services and products. The company also
                                  develops and markets biological
                                  products and devices for orthopedic
                                  injuries and severe burns. Genzyme
                                  markets its products directly to
                                  physicians, hospitals and treatment
                                  centers around the world.
----------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER SMALL CAPITALIZATION EQUITY FUND
Portfolio of Investments as of March 31, 2001 (unaudited)

                                                                                          PRINCIPAL
    REPURCHASE AGREEMENT--0.1%                                                              AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------
                                             State Street Bank and Trust Company, 5.23%,
                                               to be repurchased at $571,249 on
                                               04/02/2001**
                                               (Cost $571,000)                            $ 571,000    $    571,000
                                             --------------------------------------------------------------------------

    COMMERCIAL PAPER--5.6%
-----------------------------------------------------------------------------------------------------------------------

                                             Countrywide Home Loan Corp., 5.180%***,
                                               04/02/2001
                                             (Cost $29,495,493)                           29,500,000     29,495,493
                                             --------------------------------------------------------------------------

    CORPORATE BONDS--0.3%
-----------------------------------------------------------------------------------------------------------------------

                                             Cyras Systems, Inc., 4.50%, 08/15/2005
                                             (Cost $1,574,100)                            1,500,000       1,695,000
                                             --------------------------------------------------------------------------

    CONVERTIBLE PREFERRED STOCKS--4.6%                                                      SHARES
-----------------------------------------------------------------------------------------------------------------------

    HEALTH--2.0%
                                             Biovail Corp.*                                 157,400      10,514,320
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--1.1%
                                             Convergent Networks, Inc.*                     345,565       5,649,988
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY--1.1%

      COMPUTER SOFTWARE--1.1%
                                             fusionOne*                                     690,608       3,750,001
                                             Planetweb, Inc. "E"*                           413,603       2,250,000
                                             --------------------------------------------------------------------------
                                                                                                          6,000,001

      OFFICE/PLANT AUTOMATION--0.0%
                                             Cimlinc Inc., "D"*                              75,431          42,241
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--0.4%
                                             Applianceware L.P.*                            655,977       2,250,000
                                             --------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE PREFERRED STOCKS
                                               (Cost $22,919,214)                                        24,456,550
                                             --------------------------------------------------------------------------

    COMMON STOCKS--89.4%
-----------------------------------------------------------------------------------------------------------------------
    CONSUMER DISCRETIONARY--3.7%

      APPAREL & SHOES--2.4%
                                             Jones Apparel Group, Inc.*                     154,400       5,836,320
                                             Tommy Hilfiger Corp.*                          540,100       6,940,285
                                             --------------------------------------------------------------------------
                                                                                                         12,776,605

      SPECIALTY RETAIL--1.3%
                                             Cost Plus, Inc.*                               138,600       3,196,463
                                             Pier 1 Imports, Inc.                           295,100       3,836,300
                                             --------------------------------------------------------------------------
                                                                                                          7,032,763

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------
    HEALTH--17.6%

      BIOTECHNOLOGY--5.0%
                                             CV Therapeutics, Inc.*                         248,500    $  8,200,500
                                             Enzon, Inc.*                                    59,400       2,821,500
                                             Genzyme Corp. (General Division)*               87,600       7,912,908
                                             IDEC Pharmaceuticals Corp.*                    181,500       7,260,000
                                             --------------------------------------------------------------------------
                                                                                                         26,194,908

      PHARMACEUTICALS--9.5%
                                             Biovail Corp.*                                 695,600      25,132,028
                                             Caremark Rx, Inc.*                             353,000       4,603,120
                                             Cubist Pharmaceuticals, Inc.*                  179,100       4,387,950
                                             ILEX Oncology, Inc.*                           172,700       2,633,675
                                             Intermune Pharmaceuticals, Inc.*               160,300       3,366,300
                                             NPS Pharmaceuticals, Inc.*                     327,526       6,878,046
                                             Praecis Pharmaceutical, Inc.*                  174,700       3,483,081
                                             --------------------------------------------------------------------------
                                                                                                         50,484,200

      MISCELLANEOUS--3.1%
                                             DaVita Inc.*                                   190,100       3,227,898
                                             Genecor International, Inc.*                   137,900       1,387,619
                                             Invitrogen Corp.*                              218,900      12,006,665
                                             --------------------------------------------------------------------------
                                                                                                         16,622,182
-----------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS--2.0%

      CELLULAR TELEPHONE--0.3%
                                             Research in Motion Ltd.*                        69,500       1,481,632
                                             --------------------------------------------------------------------------

      TELEPHONE/
      COMMUNICATIONS--1.1%
                                             McLeodUSA Inc. "A"*                            320,900       2,777,791
                                             Time Warner Telecom, Inc."A"*                   89,900       3,270,113
                                             --------------------------------------------------------------------------
                                                                                                          6,047,904

      MISCELLANEOUS--0.6%
                                             Entercom Communications Corp.*                  85,500       3,360,150
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    FINANCIAL--3.5%

      BANKS--0.9%
                                             Bank United Corp.--Contingent*                  97,100          24,275
                                             Texas Regional Bancshares, Inc.                133,265       4,614,301
                                             --------------------------------------------------------------------------
                                                                                                          4,638,576

      BUSINESS FINANCE--1.5%
                                             Heller Financial, Inc.                         225,700       7,933,355
                                             --------------------------------------------------------------------------

      OTHER FINANCIAL
      COMPANIES--1.1%
                                             Washington Mutual, Inc.*                       104,530       5,723,018
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    MEDIA--1.9%

      ADVERTISING--0.5%
                                             Lamar Advertising Co.*                          68,000       2,499,000
                                             --------------------------------------------------------------------------

      BROADCASTING &
      ENTERTAINMENT--1.4%
                                             Hispanic Broadcasting Corp.*                   203,100       3,879,210
                                             Regent Communications, Inc.*                   539,000       3,756,156
                                             --------------------------------------------------------------------------
                                                                                                          7,635,366
-----------------------------------------------------------------------------------------------------------------------
    SERVICE INDUSTRIES--5.4%

      EDP SERVICES--3.7%
                                             ChoicePoint, Inc.*                             198,000       6,692,400
                                             Micromuse, Inc.*                               345,900      13,071,561
                                             --------------------------------------------------------------------------
                                                                                                         19,763,961

      MISCELLANEOUS CONSUMER
      SERVICES--0.4%
                                             Exult, Inc.*                                   198,300       1,890,047
                                             --------------------------------------------------------------------------

      MISCELLANEOUS--1.3%
                                             Metris Companies, Inc.                         327,100       6,797,138
                                             --------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------
    MANUFACTURING--2.9%

      CONTAINERS & PAPER--0.8%
                                             Packaging Corp of America*                     301,200    $  3,975,840
                                             --------------------------------------------------------------------------

      MACHINERY/
      COMPONENTS--2.1%
                                             Brooks Automation, Inc.*                       147,339       5,856,725
                                             Varco International, Inc.*                     254,800       5,261,620
                                             --------------------------------------------------------------------------
                                                                                                         11,118,345
-----------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY--34.4%

      COMPUTER SOFTWARE--19.0%
                                             Actuate Corp.*                                 229,100       2,190,769
                                             BEA Systems, Inc.*                             415,613      12,208,632
                                             Business Objects, S.A. (ADR)*                  119,400       3,686,475
                                             Cadence Design Systems, Inc.*                  257,900       4,768,571
                                             Centillium Communications*                     202,300       4,943,706
                                             Citrix Systems, Inc.*                          205,900       4,349,638
                                             Comverse Technology, Inc.*                     157,900       9,298,731
                                             Corillian Corp.*                               382,300       2,269,906
                                             Descartes Systems Group, Inc.*                 348,200       4,635,413
                                             Documentum, Inc.*                               96,500       1,061,500
                                             IONA Technologies PLC (ADR)*                   115,000       3,795,000
                                             Intranet Solutions, Inc.*                      299,500       7,169,281
                                             MatrixOne, Inc.*                               209,300       3,571,181
                                             McData Corp., "A"*                             259,600       4,899,950
                                             Mercator Software, Inc.*                       349,800       1,278,956
                                             NetIQ Corp.*                                   128,200       2,419,775
                                             Netegrity, Inc.*                               240,700       5,927,238
                                             Packeteer, Inc.*                               170,729         517,522
                                             Parametric Technology Corp.*                   406,800       3,686,625
                                             Siebel Systems, Inc.*                           39,600       1,077,120
                                             SynQuest, Inc.*                                369,800       1,872,113
                                             Tricord Systems, Inc.*                         234,800       1,291,400
                                             Verity, Inc.*                                  258,800       5,871,525
                                             Vignette Corp.*                                306,500       1,973,094
                                             WatchGuard Technologies, Inc.*                 361,100       2,979,075
                                             i2 Technologies, Inc.*                         187,100       2,712,950
                                             --------------------------------------------------------------------------
                                                                                                        100,456,146

      DIVERSE ELECTRONIC PRODUCTS--0.6%
                                             Avici Systems, Inc.*                           171,900       1,375,200
                                             Foundry Networks, Inc.*                        198,200       1,486,500
                                             --------------------------------------------------------------------------
                                                                                                          2,861,700

      EDP PERIPHERALS--1.9%
                                             Mercury Interactive Corp.*                     241,000      10,091,870
                                             --------------------------------------------------------------------------

      ELECTRONIC
      COMPONENTS--2.1%
                                             Agere Systems, Inc., "A"*                      354,200       2,188,956
                                             Applied Micro Circuits Corp.*                  183,000       3,019,500
                                             Bookham Technology PLC (ADR)*                  142,700         642,150
                                             Luminent, Inc.*                                407,622       1,082,746
                                             PMC-Sierra, Inc.*                              171,400       4,353,560
                                             --------------------------------------------------------------------------
                                                                                                         11,286,912

      ELECTRONIC DATA
      PROCESSING--0.4%
                                             Webtrends Corp.*                               216,982       1,952,838
                                             --------------------------------------------------------------------------

      PRECISION INSTRUMENTS--3.1%
                                             Coherent, Inc.*                                186,700       6,627,850
                                             Finisar Corp.*                                 354,200       3,398,106
                                             Molecular Devices Corp.*                       141,400       6,433,700
                                             --------------------------------------------------------------------------
                                                                                                         16,459,656

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------

      SEMICONDUCTORS--7.3%
                                             Alpha Industries, Inc.*                        352,100    $  5,545,575
                                             Conexant Systems, Inc.*                        479,400       4,284,638
                                             DuPont Photomasks, Inc.*                        33,816       1,483,812
                                             Elantec Semiconductor, Inc.*                    63,500       1,686,719
                                             Emcore Corp.*                                  175,800       4,405,988
                                             Fairchild Semiconductor Corp.*                 390,200       5,197,464
                                             Mattson Technology, Inc.*                      299,200       4,525,400
                                             QLogic Corp.*                                  124,800       2,808,000
                                             Vitesse Semiconductor Corp.*                   148,600       3,538,538
                                             Xilinx, Inc.*                                  143,200       5,029,900
                                             --------------------------------------------------------------------------
                                                                                                         38,506,034
-----------------------------------------------------------------------------------------------------------------------
    ENERGY--15.5%

      OIL & GAS PRODUCTION--7.8%
                                             3TEC Energy Corp.*                              45,800         741,388
                                             Cabot Oil & Gas Corp. "A"                      197,600       5,335,200
                                             Chieftain International, Inc.*                  79,800       2,226,420
                                             Cross Timbers Oil Co.                          225,582       5,583,155
                                             Nabors Industries, Inc.*                        60,700       3,146,688
                                             Ocean Energy, Inc.                             250,300       4,142,465
                                             Patina Oil & Gas Corp.                         246,400       9,248,880
                                             Plains Resources, Inc.*                        252,800       5,308,800
                                             Talisman Energy, Inc.*                         147,800       5,354,597
                                             --------------------------------------------------------------------------
                                                                                                         41,087,593

      OIL COMPANIES--1.0%
                                             Louis Dreyfus Natural Gas Corp.*               147,500       5,457,500
                                             --------------------------------------------------------------------------

      OIL/GAS TRANSMISSION--1.3%
                                             Western Gas Resources, Inc.                    213,500       6,885,375
                                             --------------------------------------------------------------------------

      OILFIELD SERVICES--4.3%
                                             BJ Services Co.*                                29,500       2,100,400
                                             Cal Dive International, Inc.*                  130,500       3,311,438
                                             ENSCO International, Inc.                      143,200       5,012,000
                                             National-Oilwell, Inc.*                        117,200       4,058,636
                                             Newpark Resources, Inc.*                       315,400       2,835,446
                                             Precision Drilling Corp.*                      140,800       5,022,336
                                             --------------------------------------------------------------------------
                                                                                                         22,340,256

      MISCELLANEOUS--1.1%
                                             Covanta Energy Corp.*                          357,000       5,997,600
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    METALS & MINERALS--1.1%

      STEEL & METALS
                                             Precision Castparts Corp.                      180,600       5,968,830
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--0.2%

      AIRLINES
                                             Mesa Air Group, Inc.*                           99,400         832,475
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    MISCELLANEOUS--1.2%

                                             RenaissanceRe Holdings Ltd.                     89,000       6,230,890
                                             --------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $589,085,034)                                        472,390,665
                                             --------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost $643,644,841)(a)                                    $528,608,708
                                             --------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

 NOTE TO PORTFOLIO OF INVESTMENTS

 *  Non-income producing security.

** Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

*** Annualized yield at time of purchase, not a coupon rate.

(a) The cost for federal income tax purposes was $645,016,381. At March 31, 2001, net unrealized depreciation for all securities based on tax cost was $116,407,673. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $62,590,295 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $178,997,968.

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of March 31, 2001 (Unaudited)

ASSETS
-----------------------------------------------------------------------------
Investments in securities, at value, (cost $643,644,841)        $ 528,608,708
-----------------------------------------------------------------------------
Cash                                                                      876
-----------------------------------------------------------------------------
Receivable for investments sold                                     9,951,071
-----------------------------------------------------------------------------
Dividends receivable                                                  153,134
-----------------------------------------------------------------------------
Interest receivable                                                     8,791
-----------------------------------------------------------------------------
Receivable for Fund shares sold                                     3,226,220
-----------------------------------------------------------------------------
TOTAL ASSETS                                                      541,948,800
-----------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------
Payable for investments purchased                                   4,816,716
-----------------------------------------------------------------------------
Payable for Fund shares redeemed                                      363,346
-----------------------------------------------------------------------------
Accrued reorganization costs                                          195,215
-----------------------------------------------------------------------------
Accrued management fee                                                234,976
-----------------------------------------------------------------------------
Accrued trustees fees and expenses                                     36,747
-----------------------------------------------------------------------------
Other accrued expenses and payables                                   729,645
-----------------------------------------------------------------------------
Total liabilities                                                   6,376,645
-----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $ 535,572,155
-----------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss                                 $  (3,381,925)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments        (115,036,133)
-----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (85,770,390)
-----------------------------------------------------------------------------
Paid-in capital                                                   739,760,603
-----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $ 535,572,155
-----------------------------------------------------------------------------
NET ASSET VALUE
-----------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($425,119,260 / 111,231,267 shares outstanding of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $3.82
-----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $3.82)                 $4.05
-----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($87,339,867 /
  25,935,391 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                     $3.37
-----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($12,039,783 /
  3,514,430 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                     $3.43
-----------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price
  ($11,073,245 / 2,780,500 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                           $3.98
-----------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six Months ended March 31, 2001 (Unaudited)

INVESTMENT INCOME
-----------------------------------------------------------------------------
Dividends                                                       $     563,951
-----------------------------------------------------------------------------
Interest                                                            1,253,188
-----------------------------------------------------------------------------
Total income                                                        1,817,139
-----------------------------------------------------------------------------
Expenses:
Management fee                                                      2,500,691
-----------------------------------------------------------------------------
Services to shareholders                                            1,086,989
-----------------------------------------------------------------------------
Custodian fees                                                         13,192
-----------------------------------------------------------------------------
Distribution services fees                                            547,363
-----------------------------------------------------------------------------
Administrative services fees                                          860,755
-----------------------------------------------------------------------------
Auditing                                                               29,957
-----------------------------------------------------------------------------
Legal                                                                  14,597
-----------------------------------------------------------------------------
Trustees' fees and expenses                                            29,661
-----------------------------------------------------------------------------
Reports to shareholders                                                45,556
-----------------------------------------------------------------------------
Registration fees                                                       3,261
-----------------------------------------------------------------------------
Reorganization                                                        254,368
-----------------------------------------------------------------------------
Other                                                                   3,783
-----------------------------------------------------------------------------
Total expenses, before expense reductions                           5,390,173
-----------------------------------------------------------------------------
Expense reductions                                                   (210,922)
-----------------------------------------------------------------------------
Total expenses, after expense reductions                            5,179,251
-----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (3,362,112)
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-----------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                       (68,515,465)
-----------------------------------------------------------------------------
Foreign currency related transactions                                   1,324
-----------------------------------------------------------------------------
                                                                  (68,514,141)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      (408,619,438)
-----------------------------------------------------------------------------
Foreign currency related transactions                                  (1,391)
-----------------------------------------------------------------------------
                                                                 (408,620,829)
-----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (477,134,970)
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(480,497,082)
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                   MARCH 31,          YEAR ENDED
                                                                      2001           SEPTEMBER 30,
                                                                  (UNAUDITED)            2000
INCREASE (DECREASE) IN NET ASSETS
---------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                     $   (3,362,112)    $   (11,648,794)
---------------------------------------------------------------------------------------------------
Net realized gain (loss)                                            (68,514,141)        277,369,129
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     (408,620,829)        108,543,223
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         (480,497,082)        374,263,558
---------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains
Class A                                                            (118,416,240)        (31,469,946)
---------------------------------------------------------------------------------------------------
Class B                                                             (27,801,740)         (8,024,389)
---------------------------------------------------------------------------------------------------
Class C                                                              (3,464,849)           (662,529)
---------------------------------------------------------------------------------------------------
Class I                                                              (2,942,157)           (612,508)
---------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                           233,248,732       1,674,850,575
---------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       143,642,781          38,358,498
---------------------------------------------------------------------------------------------------
Cost of shares redeemed                                            (256,553,862)     (1,720,272,385)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        120,337,651          (7,063,312)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  (512,784,417)        326,430,874
---------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 1,048,356,572         721,925,698
---------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated net
investment loss of $3,381,925 and $19,813, respectively.         $  535,572,155     $ 1,048,356,572
---------------------------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                    CLASS A
                                           ----------------------------------------------------------------------
                                           SIX MONTHS ENDED                 YEAR ENDED SEPTEMBER 30,
                                           MARCH 31, 2001     ---------------------------------------------------
                                           (UNAUDITED)         2000       1999        1998       1997       1996
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $9.10          6.12       5.30         7.98      7.01       7.14
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                      (.02)(a)      (.08)(a)   (.04)(a)     (.03)     (.01)      (.02)(a)
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                          (3.94)         3.42       1.27        (1.84)     1.55        .94
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                 (3.96)         3.34       1.23        (1.87)     1.54        .92
-----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment
transactions                                     (1.32)         (.36)      (.41)        (.81)     (.57)     (1.05)
-----------------------------------------------------------------------------------------------------------------
Total distributions                              (1.32)         (.36)      (.41)        (.81)     (.57)     (1.05)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    3.82          9.10       6.12         5.30      7.98       7.01
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                              (46.32)**      55.94      23.91       (25.13)    24.29      16.33
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)          425           821        565          512       760        680
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                    1.21(c)*      1.34       1.01          .90       .90       1.08
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                    1.18(c)*      1.33       1.01          .90       .90       1.08
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         (.70)*       (1.02)      (.64)        (.38)     (.20)      (.26)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        135*          156        133           86       102         85
-----------------------------------------------------------------------------------------------------------------

                                                                               CLASS B
                                           ----------------------------------------------------------------------
                                           SIX MONTHS ENDED                   YEAR ENDED SEPTEMBER 30,
                                           MARCH 31, 2001     ---------------------------------------------------
                                           (UNAUDITED)         2000       1999        1998       1997       1996
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $8.29          5.67       4.98         7.64      6.81       7.03
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                      (.04)(a)      (.16)(a)   (.10)(a)     (.11)     (.10)      (.09)(a)
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                          (3.56)         3.14       1.20        (1.74)     1.50        .92
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                 (3.60)         2.98       1.10        (1.85)     1.40        .83
-----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment
transactions                                     (1.32)         (.36)      (.41)        (.81)     (.57)     (1.05)
----------------------------------------------------------------------------------------------------------------
Total distributions                              (1.32)         (.36)      (.41)        (.81)     (.57)     (1.05)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    3.37          8.29       5.67         4.98      7.64       6.81
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                              (46.51)**      53.95      22.78       (26.06)    22.83      15.13
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)           87           186        136          186       302        258
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                    2.14(c)*      2.51       2.28         2.14      2.14       2.15
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                    2.14(c)*      2.50       2.28         2.14      2.14       2.15
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        (1.66)*       (2.19)     (1.91)       (1.62)    (1.44)     (1.33)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        135*          156        133           86       102         85
-----------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                         CLASS C
                                          ----------------------------------------------------------------
                                          SIX MONTHS ENDED                YEAR ENDED SEPTEMBER 30,
                                          MARCH 31, 2001     ---------------------------------------------
                                          (UNAUDITED)         2000       1999       1998     1997    1996
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $8.39          5.71       5.00        7.63    6.80    7.02
----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                     (.04)(a)      (.13)(a)   (.08)(a)    (.14)   (.09)   (.09)(a)
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                      (3.60)         3.17       1.20       (1.68)   1.49     .92
----------------------------------------------------------------------------------------------------------
Total from investment operations                (3.64)         3.04       1.12       (1.82)   1.40     .83
----------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment
transactions                                    (1.32)         (.36)      (.41)       (.81)   (.57)  (1.05)
----------------------------------------------------------------------------------------------------------
Total distributions                             (1.32)         (.36)      (.41)       (.81)   (.57)  (1.05)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $3.43          8.39       5.71        5.00    7.63    6.80
----------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                             (46.67)**      55.38      23.10      (25.65)  22.87   15.16
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)          12            21         10           8      11       6
----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                   1.99(c)*      2.10       1.93        2.06    1.95    2.15
----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                   1.91(c)*      2.10       1.93        2.06    1.95    2.15
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       (1.43)*       (1.79)     (1.56)      (1.54)  (1.25)  (1.33)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       135*          156        133          86     102      85
----------------------------------------------------------------------------------------------------------

                                                                         CLASS I
                                          ----------------------------------------------------------------
                                          SIX MONTHS ENDED                YEAR ENDED SEPTEMBER 30,
                                          MARCH 31, 2001     ---------------------------------------------
                                          (UNAUDITED)         2000       1999       1998     1997    1996
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $9.38          6.27       5.39        8.07    7.05    7.15
----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                     (.01)(a)      (.05)(a)   (.01)(a)      --    .01     .01(a)
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                      (4.07)         3.52       1.30       (1.87)   1.58     .94
----------------------------------------------------------------------------------------------------------
Total from investment operations                (4.08)         3.47       1.29       (1.87)   1.59     .95
----------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment
transactions                                    (1.32)         (.36)      (.41)       (.81)   (.57)  (1.05)
----------------------------------------------------------------------------------------------------------
Total distributions                             (1.32)         (.36)      (.41)       (.81)   (.57)  (1.05)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $3.98          9.38       6.27        5.39    8.07    7.05
----------------------------------------------------------------------------------------------------------
TOTAL RETURN %                                 (46.25)**      56.87      24.66      (24.82)  24.89   16.76
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)          11            20         12          12      21      20
----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                    .77(c)*       .97        .58         .48     .53     .66
----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                    .77(c)*       .96        .58         .48     .53     .66
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        (.29)*        (.65)      (.21)        .04     .17     .16
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       135*          156        133          86     102      85
----------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were 1.18%, 2.09%, 1.92%, .77% for Class A, B, C and I respectively and after expense reductions were 1.18%, 2.08%, 1.91%, .76% for Class A, B, C and I, respectively.

 *  Annualized

**  Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Small Capitalization Equity Fund (the
                             "Fund") is registered under the Investment Company
                             Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are amortized for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the six months ended March 31, 2001, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $529,662,090

                             Proceeds from sales                     487,778,366

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc.,
                             ("ZSI" or the "Advisor") formerly Scudder Kemper
                             Investments, Inc. The Fund pays a monthly investment management fee of 1/12 of the annual rate of .65% of average daily net assets which is then adjusted upward or downward by a maximum of .30% based upon the Fund's performance as compared to the performance of the Standard & Poor's 500
                             Stock Index (thus the fee on an annual basis can range from .35% to .95% of average daily net assets). This was equivalent to an annual effective rate of .66% for the six months ended March 31, 2001.

                             During the six months ended March 31, 2001, the Fund incurred management fees as follows:

                             Base Fee                                 $2,921,923

                             Performance adjustment                    (421,232)
                                                                     -----------
                             Total fees                               $2,500,691

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Scudder Distributors, Inc., (SDI) formerly Kemper Distributors, Inc. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended March 31, 2001 are $48,285.

                             For services under the distribution services agreement, the Fund pays SDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, SDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by SDI for the six months ended March 31, 2001 are $665,713, of which $66,723 is unpaid as of March 31, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with SDI. For providing information and administrative services to shareholders, the Fund pays SDI a fee at an annual rate of up to .25% of average daily net assets. SDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the Fund to SDI for the six months ended March 31, 2001 are $860,755, of which $120,786 is unpaid. Additionally, $844 was paid by SDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company (SISC), formerly Kemper Service Company is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $974,664 for the six months ended March 31, 2001, of which $477,074 is unpaid as of March 31, 2001.

NOTES TO FINANCIAL STATEMENTS

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of the Advisor. For the six months ended March 31, 2001, the Fund made no payments to its officers and incurred trustees' fees of $14,177 to independent trustees. In addition, a one-time fee of $15,484 was accrued for payment to those trustees not affiliated with the Advisor who are not standing for re-election, under the reorganization discussed in Note 7. Inasmuch as the Advisor will also benefit from administrative efficiencies of a Consolidated Board, the Advisor has agreed to bear $7,742 of such costs.

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     MARCH 31, 2001                SEPTEMBER 30, 2000
                                                              ----------------------------   -------------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
                                       SHARES SOLD
                                       -------------------------------------------------------------------------------------
                                        Class A                36,699,689    $ 187,102,383    174,955,646    $ 1,450,423,439
                                       -------------------------------------------------------------------------------------
                                        Class B                 4,210,877       21,549,352     17,446,192        134,133,986
                                       -------------------------------------------------------------------------------------
                                        Class C                 1,012,325        5,168,030      5,473,691         39,711,661
                                       -------------------------------------------------------------------------------------
                                        Class I                   537,483        3,696,640      2,006,106         17,934,128
                                       -------------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       -------------------------------------------------------------------------------------
                                        Class A                23,249,049      110,661,332      4,066,289         29,358,540
                                       -------------------------------------------------------------------------------------
                                        Class B                 6,357,840       26,703,006      1,168,320          7,757,839
                                       -------------------------------------------------------------------------------------
                                        Class C                   781,334        3,336,291         93,981            629,613
                                       -------------------------------------------------------------------------------------
                                        Class I                   594,374        2,942,152         82,659            612,506
                                       -------------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       -------------------------------------------------------------------------------------
                                        Class A               (40,714,955)    (213,516,384)  (184,965,959)    (1,522,208,176)
                                       -------------------------------------------------------------------------------------
                                        Class B                (5,154,543)     (20,480,290)   (15,769,891)      (115,378,499)
                                       -------------------------------------------------------------------------------------
                                        Class C                  (822,411)      (4,074,865)    (4,782,470)       (33,895,200)
                                       -------------------------------------------------------------------------------------
                                        Class I                  (435,429)      (2,749,996)    (1,843,606)       (16,143,149)
                                       -------------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                       -------------------------------------------------------------------------------------
                                        Class A                 1,736,162       15,732,327      3,998,805         32,647,361
                                       -------------------------------------------------------------------------------------
                                        Class B                (1,896,889)     (15,732,327)    (4,358,318)       (32,647,361)
                                       -------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS           $ 120,337,651                   $    (7,063,312)
                                       -------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several affiliated Funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees and transfer agent fees were reduced by $12,595 and $9,980, respectively, under these arrangements.

--------------------------------------------------------------------------------

7    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $180,605 of such costs.

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President and                Assistant Secretary
                                  Assistant Secretary
LINDA C. COUGHLIN                                                   BRENDA LYONS
Chairperson, Trustee and          JOHN R. HEBBLE                    Assistant Treasurer
Vice President                    Treasurer

DONALD L. DUNAWAY                 J.C. CABRERA
Trustee                           Vice President

ROBERT B. HOFFMAN                 KATHRYN L. QUIRK
Trustee                           Vice President

DONALD R. JONES                   WILLIAM F. TRUSCOTT
Trustee                           Vice President

SHIRLEY D. PETERSON               LINDA J. WONDRACK
Trustee                           Vice President

WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND TRANSFER AGENT          STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com


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Long-term investing in a short-term world(SM)

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KSCF - 3 (5/21/01) 12424